BRYCE CAPITAL FUNDS

(the “Trust)

Bryce Capital Growth Fund (BCFGX)

Bryce Capital Value Fund (BCFVX)

(the “Funds”)

Each a series of Bryce Capital Funds

September 30, 2010

Supplement to the Prospectuses and Statement of Additional Information (“SAI”)

dated October 31, 2009, as supplemented

IMPORTANT INFORMATION ABOUT THE FUNDS

Subject to shareholder approval, the Board of Trustees of the Trust proposes to reorganize the Funds (the “Reorganization”) into the Dblaine Fund.  At a meeting  of the Trust’s Board of Trustees held on May 17, 2010, the Board of Trustees, after due consideration, approved an Agreement and Plan of Reorganization by and between the Trust, on behalf of each of the Funds, and the Dblaine Investment Trust on behalf of its series, the Dblaine Fund.  Pursuant to the agreement, if approved by the shareholders of each Fund separately, the Funds will be reorganized into the Dblaine Fund and shareholders of the Funds will become shareholders of Class A shares of the Dblaine Fund on the date of the Reorganization. The Trust intends to solicit shareholder approval of the proposed Reorganization during the next 30 to 60 days.

Please retain this Supplement with your Prospectus for future reference.